                                                                    CONFIDENTIAL
CS FIRST BOSTON
                             CSFBMSC Series 1996-1
                            Computational Material

I.  Bond Prepayment Summary
    -----------------------


Prepayment Speed/(1)/                   6CPR            12CPR           18CPR           24CPR           30CPR
- ---------------------                   ----            -----           -----           -----           -----
Average Life to RTC Maturity/(11)/      2.55 yrs.       2.33 yrs.       2.11 yrs.       1.89 yrs.       1.68 yrs.
Average Life to RTC Call/(111)/         2.43 yrs.       2.01 yrs.       1.60 yrs.       1.29 yrs.       1.10 yrs.
Average Life to RTC Maturity/(1111)/    4.93 yrs.       3.68 yrs.       2.89 yrs.       2.35 yrs.       1.95 yrs.
Average Life to RTC Call/(11111)/       3.48 yrs.       2.93 yrs.       1.81 yrs.       1.42 yrs.       1.18 yrs.

- ----------
/(1)/     Calculated using Interest Rate Scenario 1 described below.

/(11)/ Successful Auction Call on Class A Certificates is assumed. Underlying RTC securities are run to maturity.

/(111)/ Successful Auction Call on Class A Certificates is assumed. Underlying RTC securities are run to call.

/(1111)/ Assumed Auction Call on Class A Certificates is not successful. Underlying RTC securities are run to maturity.

/(11111)/ Assumed Auction Call on Class A Certificates is not successful.
          Underlying RTC securities are run to call.


II.  Auction Call Analysis/(1)/
     --------------------------

        Interest Rate Scenario 1/(2)/: LIBOR, CMT and COFI all remain at their present levels (5.5%, 5.7034% and 4.874%, respectively) for the full three years.

        Interest Rate Scenario 2/(2)/: LIBOR remains at its present level for the full three years, while CMT and COFI both decrease from their current levels by 3.00% immediately and remain at those reduced rates for the full three years.

        Interest Rate Scenario 3/(2)/: LIBOR increases immediately to the Cap
                    Rate of 6.77% and remains there for the full three years, while CMT and COFI both remain at their present levels for the full three years.


(Dollars in Millions)
- ---------------------
                                   Interest        Interest        Interest        Interest        Interest        Interest
                                     Rate            Rate            Rate            Rate            Rate            Rate
CSFBMS 1996-1 at 18 CPR           Scenario 1A     Scenario 1B     Scenario 2A     Scenario 2B     Scenario 3A     Scenario 3B
- -----------------------           -----------     -----------     -----------     -----------     -----------     -----------
Certificates Outstanding (4/99)       21.8           114.1            21.5           114.3           21.8            114.1
                                  -----------     -----------     -----------     -----------     -----------     -----------
Reserve Fund Balance (4/99)            8.3            11.4             5.5             6.7            2.1              3.1

- ----------
/(1)/ The Scenarios are run using April collateral information and assume (i) a May 30 settlement date and (ii) on the Auction Call date, if any Fixed Rate Collateral is outstanding, Norwest pays par for the Fixed Rate Collateral.

/(2)/ The A Scenario assumes that the auction calls on the Collateral have been exercised. The B Scenario assumes that the auction calls on the Collateral have not been exercised.

                                                                    CONFIDENTIAL
CS FIRST BOSTON

(Dollars in Millions)
- ---------------------
                                       Interest        Interest        Interest        Interest        Interest        Interest
                                         Rate            Rate            Rate            Rate            Rate            Rate
CSFBMS 1996-1 at 18 CPR               Scenario 1A     Scenario 1B     Scenario 2A     Scenario 2B     Scenario 3A     Scenario 3B
- -----------------------               -----------     -----------     -----------     -----------     -----------     -----------
Reserve Fund (as % of Total Balance)    38.03%          9.98%           25.54%           5.82%           9.54%           27.2%
                                      -----------     -----------     -----------     -----------     -----------     -----------
ARM Collateral Outstanding (4/99)        21.8           59.8             21.5            59.8            21.8             59.8
                                      -----------     -----------     -----------     -----------     -----------     -----------
Required Auction Price for ARM
Collateral to Pay Par (as % of ARM
Collateral Balance)                      61.97%         80.95%           74.46%          88.86%          90.46%           94.81%



III. Reserve Fund Analysis /(1)/
     ---------------------

(Dollars in Millions)
- ---------------------
     Prepayment Speed/(1)/                12 CPR A     12 CPR B     18 CPR A      18 CPR B     24 CPR A     24 CPR B
     ---------------------                --------     --------     --------      --------     --------     --------
Certificates Outstanding (4/99)             51.1         158.4         21.8         114.1        17.4         76.0
                                          --------     --------     --------      --------     --------     --------
Reserve Fund Balance (4/99)                 10.6          12.7          8.3          11.4         6.8         10.1
                                          --------     --------     --------      --------     --------     --------
Reserve Fund as a % of Total Balance        20.81%         8.04%       38.03%         9.98%      39.07%       13.27%
                                          --------     --------     --------      --------     --------     --------
ARM Collateral Outstanding (4/99)           37.4          70.2         21.8          59.8        17.4         50.8
Required Auction Price for ARM
Collateral to Pay Par (as % of ARM
Collateral Balance)                         71.53%        81.86%       61.97%        80.95%      60.93%       80.13%

- ----------
/(1)/ The A Scenario assumes that the auction calls on the Collateral have been exercised. The B Scenario assumes that the auction calls on the Collateral have not been exercised.



IV. Price/Yield Table
    -----------------


      Prepayment Speed/(1)/             6CPR            12CPR           18CPR           24CPR           30CPR
      ---------------------             ----            -----           -----           -----           -----
Discount Margin                     Price
- ---------------                     -----
15                                      100-06          100-05+         100-05          100-04+         100-04
16                                      100-05          100-04+         100-04+         100-04          100-03+
17                                      100-04+         100-04          100-03+         100-03+         100-03
18                                      100-03+         100-03+         100-03          100-02+         100-02+
19                                      100-03          100-02+         100-02+         100-02          100-02
20                                      100-02          100-02          100-02          100-01+         100-01+

- ----------
/(1)/ Calculation assume Interest Rate Scenario 1 and that the auction calls on the Collateral have not been exercised.

                                                                    CONFIDENTIAL
CS FIRST BOSTON


      Prepayment Speed/(1)/        6CPR     12CPR     18CPR    24CPR     30CPR
      ---------------------        ----     -----     -----    -----     -----
Discount Margin                Price
- ---------------                -----
21                                 100-01+  100-01    100-01   100-01    100-01
22                                 100-00+  100-00+   100-00+  100-00+   100-00+
23                                 100-00   100-00    100-00   100-00    100-00

- ----------
/(1)/ Calculations assume that the auction calls on Collateral have not been exercised.